SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2006

SITEL Corporation
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)
001-12577	47-0684333
(Commission File Number)	(IRS Employer Identification No.)

7277 World Communications Drive Omaha, Nebraska	68122
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 963-6810

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

     Item 8.01 Other Events

     On October 25, 2006, SITEL Corporation (the “Company”) issued a press release announcing that its Board of Directors has authorized the Company to explore a non-binding proposal received from The Gores Group and The Calgary Group, which have together proposed a business combination. The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated October 25, 2006, issued by the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEL CORPORATION

Date: October 25, 2006	By:	/s/ Jorge A. Celaya

Name: Jorge A. Celaya
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated October 25, 2006, issued by the Company.